EXHIBIT 10.70

                   MONITORING  AND  OVERSIGHT  AGREEMENT
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     This  MONITORING  AND  OVERSIGHT  AGREEMENT  (this "Agreement") is made and
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entered  into effective as of September 30, 1998, among Triton Energy Limited, a
Cayman  Islands company (the "Company"), and Hicks, Muse & Co. Partners, L.P., a
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Texas  limited  partnership  (together  with  its  successors,  "HMCo").
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     1.     Retention;  Defined  Terms.
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     (a)     The  Company  hereby  acknowledges  that  it  has  retained HMCo to provide, and HMCo acknowledges that, subject to reasonable advance notice in order to accommodate scheduling, HMCo will provide, financial oversight and monitoring services to the Company as requested by the Company during the term of this Agreement.

     (b) Capitalized terms used but not defined herein and defined in the Stock Purchase Agreement dated August 31, 1998, between the Company and HM4 Triton, L.P., a Cayman Islands exempted limited partnership ("Investor") (the
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"Stock  Purchase  Agreement"), shall have the meanings ascribed to such terms in
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the  Stock  Purchase  Agreement.

     2.     Term.
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     (a)     The  term of this Agreement shall continue until the earlier of (i)
the tenth anniversary of the date hereof, (ii) the date on which the Stock Purchase Agreement is terminated if such date occurs prior to the First Closing or (iii) the date on which Investor and its affiliates cease to own beneficially, directly or indirectly, at least five percent of the Company's outstanding ordinary shares (or any other securities into or for which such shares may be converted or exchanged), determined after giving effect to the conversion of all shares of 8% Preference Shares of the Company held by Investor and its affiliates (such date on which the term of this Agreement terminates herein referred to as the "Termination Date").
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     (b)     Notwithstanding  any  termination of this Agreement, (i) the rights of the Indemnified Persons (as defined in Section 5 hereof) under Section 5 hereof shall survive any such termination of this Agreement, (ii) the Company shall pay to HMCo (A) on the fifteenth (15th) day following the Termination
Date, amounts payable to HMCo as a Monitoring Fee for periods up to and including the Termination Date which have not been paid as of the Termination
Date and (B) promptly (but not more than 10 days) after request by or notice from HMCo, the Reimbursable Expenses for which HMCo has provided the Company invoices or reasonably detailed descriptions relating to periods up to and including the Termination Date which have not been paid as of the Termination Date and (iii) the terms of this Agreement (including Section 7 hereof) shall survive any such termination for the purpose of enabling HMCo to enforce its rights set forth in this Section 2(b) and Section 5.

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     3.     Compensation.
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     (a)     As  compensation  for  HMCo's  services  under  this Agreement, the
Company  shall  pay  to  HMCo  an annual fee of $500,000 (the "Monitoring Fee"),
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which  shall  begin  to  accrue  on  the  First  Closing  Date.

     (b) The Monitoring Fee shall be payable, by wire transfer of immediately available funds to the account described on Exhibit A hereto (or
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such  other  account  as  HMCo may hereafter designate in writing), in quarterly installments on the fifteenth (15th) day of each January, April, July and October during the term of this Agreement (each a "Payment Date"), beginning
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with  the first Payment Date following the date hereof.  The amount of each such quarterly  installment  shall be the Monitoring Fee divided by 4 (the "Quarterly
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Fee  Amount"), prorated on a daily basis for any partial calendar quarter during
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the  term  of  this  Agreement.

     (c) All past due payments in respect of the Monitoring Fee shall bear interest at the lesser of the highest rate of interest which may be charged under applicable law or the prime commercial lending rate per annum of Chase Manhattan Bank, N.A. or its successors (which rate is a reference rate and is not necessarily its lowest or best rate of interest actually charged to any customer) (the "Prime Rate") as in effect from time to time, plus 5%, from the
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due  date  of such payment to and including the date on which payment is made to
HMCo  in  full,  including  such  interest  accrued  thereon.

     4.     Reimbursement  of  Expenses.  In  addition to the compensation to be
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paid  pursuant  to Section 3 hereof, the Company agrees to pay or reimburse HMCo for  all  "Reimbursable  Expenses,"  which  shall  consist  of  all  reasonable
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disbursements  and out-of-pocket expenses (including without limitation costs of travel, postage, deliveries, communications, etc.) incurred by HMCo or its affiliates for the account of the Company or in connection with the performance by HMCo of the services contemplated by Section 1 hereof. Promptly (but not more than 10 days) after request by or notice from HMCo, the Company shall pay HMCo, by wire transfer of immediately available funds to the account described on Exhibit A hereto (or such other account as HMCo may hereafter designate in
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writing),  the  Reimbursable  Expenses  for  which HMCo has provided the Company invoices or reasonably detailed descriptions. All past due payments in respect of the Reimbursable Expenses shall bear interest at the lesser of the highest rate of interest which may be charged under applicable law or the Prime Rate plus 5% from the Payment Date to and including the date on which such Reimbursable Expenses plus accrued interest thereon, are fully paid to HMCo.

     5.     Indemnification.  The Company shall indemnify and hold harmless each
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of  HMCo,  its  affiliates,  and  the  respective directors, officers, partners, members, controlling persons (within the meaning of Section 15 of the Securities Act of 1933 or Section 20(a) of the Securities Exchange Act of 1934), if any, agents and employees of HMCo and/or any of its affiliates (HMCo, its affiliates, and such other specified persons being collectively referred to as "Indemnified
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Persons"  and  individually as an "Indemnified Person") from and against any and
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all  claims,  liabilities,  losses,  damages  and  expenses  incurred  by  any
Indemnified Person (including reasonable fees and disbursements of the respective Indemnified Person's counsel) which (A) are related to or caused by or arise out of (i) actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company or any of its Subsidiaries or (ii) actions taken or omitted to be taken by an Indemnified Person with the consent of the Company or any of its Subsidiaries, or in conformity with instructions of the Company or any of its Subsidiaries or actions or omissions of the Company or any of its Subsidiaries or (B) are otherwise related to or arise out of HMCo's engagement hereunder, and will reimburse each Indemnified Person for all reasonable costs and expenses, including fees and disbursements of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending, or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with HMCo's acting pursuant to the engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. The Company will not, however be responsible for any claims, liabilities, losses, damages, or expenses pursuant to clause (B) of the preceding sentence that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. The Company also agrees that neither HMCo nor any other Indemnified Person shall have any liability to the Company for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages, or expenses incurred by the Company that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. The Company further agrees that it will not, without the prior written consent of HMCo, such consent not to be unreasonably withheld, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnifications may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of HMCo and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. THE COMPANY HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ANY CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON.

     The foregoing right to indemnity shall be in addition to any rights that HMCo and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion of the engagement or any termination of the engagement or this Agreement as provided in Section 2(b).

     It is understood that, in connection with HMCo's engagement, HMCo may also be engaged to act for the Company in one or more additional capacities, and that the terms of this engagement or any such additional engagement may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in Section 1 hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagements.

     The Company further understands that if HMCo is asked to furnish the Company a financial opinion letter or act for the Company in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

     6.     Confidential Information.  In connection with the performance of the
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services  hereunder,  HMCo  agrees  not  to,  and to use commercially reasonable efforts to cause its officers, directors, employees, agents and representatives acting on behalf of HMCo pursuant to this Agreement not to, divulge any confidential information, secret processes or trade secrets disclosed by the Company or any of its Subsidiaries to HMCo or any such person in connection with the providing of services by HMCo (or any such person on HMCo's behalf) solely in its capacity as a financial advisor pursuant to this Agreement, unless the Company consents to the divulging thereof or such information, secret processes, or trade secrets are publicly available or otherwise available to HMCo without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process (in which case HMCo will use commercially reasonable efforts to provide the Company with as much advance notice as is reasonably practicable).

     7.     Governing  Law;  Jurisdiction  and  Venue.  This  Agreement shall be
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construed, interpreted, and enforced in accordance with the laws of the State of
Texas, excluding any choice-of-law provisions thereof. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the United States Federal District Court for the Northern District of Texas, sitting in Dallas County, Texas, the United States of America, in the event such court has jurisdiction or, if such court does not have jurisdiction, to any district court sitting in Dallas County, Texas, the United States of America, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, including any claims by any Indemnified Persons for indemnity pursuant to
Section 5 hereof, (b) waives, and agrees not to assert in any such suit, acting or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court or of any other court to which proceedings in such court may be appealed, (ii) such suit, action or proceeding is brought in an inconvenient forum or (iii) the venue of such suit, action or proceeding is improper and (c) expressly waives any requirement for the posting of a bond by the party bringing such suit, action or proceeding. Each of the parties consents to process being served in any such suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7 shall affect or limit any right to serve process in any other manner permitted by law.

     8.     Assignment.  This  Agreement  and  all  provisions  contained herein
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shall  be  binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither this Agreement nor
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any  of the rights, interests, or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or Affiliates) by any of the parties without the prior written consent of the other parties.

     9.     Counterparts.  This  Agreement  may  be  executed  in  two  or  more
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counterparts,  each  of  which  shall  be  deemed  an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     10.     Other  Understandings.  All  discussions,  understandings,  and
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agreements heretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the Agreement of the parties hereto. All calculations of the Monitoring Fee and Reimbursable Expenses shall be made by HMCo and, in the absence of mathematical error, shall be final and conclusive. All references to "$" or dollar amounts will be to lawful currency of the United States of America. All fees, expenses and other amounts payable to HMCo hereunder shall be (i) payable in U.S. dollars and if such amounts were originally expressed in any other currency, then unless otherwise provided herein such amounts shall be converted to U.S. dollars at the official exchange rate published by the government of such country to which such currency relates on the date of payment or, if such government does not have a published exchange rate on the date of payment, the applicable New York foreign exchange selling rate as published in The Wall Street Journal on the date of payment or, if not published on the date of payment, on the most recent previously published rate, (ii) grossed-up to cover any withholding, value-added or other similar taxes, and (iii) paid by wire transfer of immediately available funds to the account described on Exhibit A hereto (or such other account as HMCo may hereafter designate in
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writing).


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                                        6

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                     HICKS,  MUSE  &  CO.  PARTNERS,  L.P.

                                     By:     HM  PARTNERS,  INC.,
                                             its  General  Partner




                                     By:     /s/ Daniel S. Dross
                                             Daniel  S.  Dross
                                             Senior  Vice  President


                                     TRITON  ENERGY  LIMITED




                                     By:     /s/ Robert B. Holland, III
                                             Robert  B.  Holland,  III
                                             Chief Executive Officer,
                                             General Counsel and  Secretary



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                                  EXHIBIT  A
                                  ----------

                          Wire  Transfer  Instructions
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Chase  Bank  of  Texas
ABA  #:  113000609
Account  #:  08805113824
Credit:  Hicks,  Muse  &  Co.  Partners,  L.P.
Reference:     Payment  of  Monitoring  Fees  or  Expenses  by
               Triton  Energy  Limited